Exhibit 99.1

On May 14, 2003, Fidelity Federal Bancorp (the "Registrant") filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the period ended March 31, 2003. The certification by the Registrant's Chief Executive Officer required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, accompanied such Quarterly report.